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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): DECEMBER 21, 2001
                                                         -----------------



                         FAIRPOINT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact Name of Registrant as specified in its charter)



          DELAWARE                   333-56365                  13-3725229
----------------------------      ----------------           -------------------
(State or other jurisdiction      (Commission File             (IRS Employer
      of incorporation)                Number)               Identification No.)



      521 EAST MOREHEAD STREET, SUITE 250, CHARLOTTE, NORTH CAROLINA 28202
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (704) 344-8150
                                                           --------------


                                       N/A
                             ---------------------
         (Former name or former address, if changed since last report):

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Item 2. Acquisition or Disposition of Assets.

      On December 21, 2001, FairPoint Communications, Inc.'s subsidiary, FairPoint Communications Solutions Corp., completed the disposition of certain of its assets, including, but not limited to, certain network equipment, co-locations, accounts receivable, customer lists and software located in its Massachusetts, Maine, New Hampshire, New York and Pennsylvania markets, to Choice One Communications Inc. ("Choice One") and certain of Choice One's subsidiaries, in exchange for cash and equity in Choice One.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FAIRPOINT COMMUNICATIONS, INC.


                                    By:
                                        ----------------------------------------
                                        Name: Walter E. Leach, Jr.
                                        Title: Senior Vice President and
                                               Chief Financial Officer


Date: December 27, 2001